                                                                   Exhibit 10.25


     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                                         Dated February 20, 1998

                            INTERNET TRAVEL NETWORK
            WARRANT TO PURCHASE SHARES OF SERIES B PREFERRED STOCK

          This Warrant is issued to Phoenix Leasing Incorporated (the "Investor") by Internet Travel Network, a California corporation (the "Company"), in consideration of the loan of certain monies in connection with the Amendment Number One to Master Equipment Lease, dated the date hereof (the "Loan Agreement").

          1. Purchase of Shares. Subject to (i) its execution of an Investor
             ------------------
Representation Statement of even date herewith for the benefit of the Company in substantially the form attached hereto as Exhibit A, and (ii) the terms and
                                          ---------
conditions hereinafter set forth, the Investor (and any subsequent holder of this Warrant) is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing); to purchase from the Company Twenty-Eight Thousand Nine Hundred Sixteen (28,916) fully paid and nonassessable shares of Series B Preferred Stock of the Company, as more fully described below. The shares of Series B Preferred Stock issuable pursuant to this Section 1 (the "Shares") shall also be subject to adjustment pursuant to Section 8 hereof.

          2. Exercise Price. The exercise price for the Shares shall be $1.66 per share. Such exercise price shall be subject to adjustment pursuant to
Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").
           ---------------

          3.  Exercise Period. This Warrant is immediately exercisable and it
              ---------------
shall remain exercisable until the later to occur of: (i) February 20, 2008, or
(ii) the fifth (5th) anniversary of the closing of the Company's initial sale and issuance of shares of Common Stock in an underwritten public offering pursuant to a registration statement filed in compliance with the Securities Act of 1933, as amended (the "1993 Act").

          4.  Method of Exercise. While this Warrant remains outstanding and
              ------------------
exercisable in accordance with Section 3 above, the holder may exercise the purchase rights for the full number of Shares evidenced hereby. Such exercise shall be effected by:

              (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

              (ii) the payment to the Company of the cash amount equal to the aggregate Exercise Price for the full number of Shares being purchased.

          5. Net Exercise. In lieu of exercising this Warrant with a cash payment, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Series B Preferred Stock computed using the following formula:

                                   Y(A - B)
                                   --------
                              X =      A

     Where

          X = The number of shares of Series B Preferred Stock to be issued to the holder of this Warrant upon a net exercise.

          Y = The number of shares of Series B Preferred Stock purchasable under this Warrant (or the portion of this Warrant being canceled).

          A = The fair market value of one share of the Company's Series B Preferred Stock.

          B =   The Exercise Price (as adjusted to the date of such
               calculations).

          For purposes of this Section 5, if the Company's Common Stock is then actively traded over-the-counter or on a securities exchange or through the Nasdaq National Market (each referred to herein as an "Exchange"), the fair market value of Series B Preferred Stock shall mean the average of the closing bid and asked prices of the Common Stock into which the Series B Preferred Stock is then convertible as quoted in the over-the-counter market in which the Common Stock is then traded or the closing price quoted on any Exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days immediately prior to
           -----------------------
the date of the net exercise of the Warrant (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Common Stock is not traded on the over-the-counter market or on an Exchange, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares of Series B Preferred Stock sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the

Company's Board of Directors. Notwithstanding the previous terms of this section, in the case of a sale or merger of the Company as described under
Section 3(a) or (b) hereof, the fair market value of the Series B Preferred Stock shall be the value determined in good faith by the Company's Board of Directors.

          6.  Certificates for Shares. Upon the exercise of the purchase rights
              -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice.

          7.  Reservation and Issuance of Shares. The Company covenants that it
              ----------------------------------
will at all times keep available such number of authorized shares of its Series B Preferred Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company further covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

          8.  Adjustment of Exercise Price and Number of Shares. The number of
              -------------------------------------------------
and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

              (a) Subdivisions, Combinations and Other Issuances. If the Company
                  ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Series B Preferred Stock, by split-up or otherwise, or combine its Series B Preferred Stock, or issue additional shares of its Series B Preferred Stock or Common Stock as a dividend with respect to any shares of its Series B Preferred Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase prices payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

              (b) Reclassification Reorganization and Consolidation. In case
                  -------------------------------------------------
of any reclassification, capital reorganization, or change in the Series B Preferred Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

          (c)  Notice of Adjustment. When any adjustment is required to be made
               --------------------
in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the holder of such event and of the number of shares of Series B Preferred stock or other securities or property thereafter purchasable upon exercise of this Warrant.

     9.   No Fractional Shares or Scrip. No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

     10.  No Stockholder Rights. Prior to exercise of this Warrant, the holder
          ---------------------
shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and, except as explicitly stated herein, such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

     11.  Representations and Covenants of Investor. This warrant has been
          -----------------------------------------
issued by the Company in reliance upon the following representations and covenants by Investor:

          (a)  Investment Purpose. This Warrant and the Shares issuable upon
               ------------------
exercise of the Investor's rights contained herein or the Common Stock issuable upon conversion of the Shares will be acquired for investment only and not with a view to the sale or distribution of any part thereof, and the Investor has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

          (b)  Private Issuance. The Investor understands that (i) the Shares
               ----------------
issuable upon exercise of this Warrant or the Common Stock issuable upon conversion of the Preferred Stock is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 11.

          (c)  Disposition of this Warrant or the Shares. In no event will the
               -----------------------------------------
Investor make any disposition of this Warrant or the Shares issuable upon exercise of this Warrant or the Common Stock issuable upon conversion of the Shares unless and until (i) it shall have notified the Company of the proposed disposition and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Investor) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for the compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available.

          (d)  Financial Risk. The Investor has such knowledge and experience in
               ------------------------
financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks thereof.

          (e)  Risks of No Registration. The Investor understands that if the
               ------------------------
Company does not register with the Securities and Exchange Commission pursuant to the 1933 Act, or file reports pursuant to the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under
      --------
the 1933 Act is not in effect at the time when Investor desires to sell any securities issuable upon exercise of this Warrant, the Investor may be required to hold such securities for an indefinite period.

          (f)  Accredited Investor. Investor is an "accredited investor" within
               -------------------
the meaning of Regulation D of the 1933 Act, as presently in effect.

          (g)  Standoff Agreement. In connection with the initial public
               ------------------
offering of the Company's securities, Investor agrees, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Shares or the Common Stock issuable upon conversion of the Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed one hundred and eighty (180) days from the effective date of such registration as may be requested by the underwriters. The Investor agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 11.

          12.  Successors and Assigns.  The terms and provisions of this Warrant
               ----------------------
shall be binding upon the Company and any entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the holders hereof and their respective successors and assigns.

          13.  Amendments and Waivers. Any term of this Warrant may be amended
               ----------------------
and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of the shares of Series B Preferred Stock issued or issuable upon exercise of the Warrant.

          14.  Notices. Any notices or certificates sent by the Company to the
               -------
holder of this Warrant or notices or other documents sent by the holder of this Warrant to the Company shall be deemed delivered if delivered in person or by registered mail (return receipt requested) addressed, if to the holder, to such holder's address shown in the Company's records (as the same may be changed from time to time by notice from the holder), and if to the Company, to Internet Travel Network, 445 Sherman Avenue, Palo Alto, California 94306, Attention:
President (as the same may be changed from time to time by notice from the Company.)

          15.  Transferability of Warrant. This Warrant may not be transferred
               --------------------------
or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letter and legal opinions satisfactory to the Company, if such are requested by the Company) and the prior written consent of the Company.

          16.  Financial Information. The Company shall deliver to the Investor
               ---------------------
concurrent with deliver to any of its shareholders all the quarterly and annual financial information delivered to any of its shareholders pursuant to Section 6 of the Amended and Restated Investor Rights Agreement dated April 18, 1997 (the "Rights Agreement"). If the Rights Agreement is terminated for any reason, and
 ----------------
for so long as the Company is not subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, the Company shall deliver to the Investor all the quarterly and annual financial information that was required to be delivered pursuant to the Section 6 of the Rights Agreement, as in effect on the date hereof .

          17.  Remedies. The Company stipulates that the remedies at law of the
               --------
Investor in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate to the fullest extent permitted by law, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          18.  Enforcement Costs. If either party to this Warrant seeks to
               -----------------
enforce its rights hereunder by legal proceedings or otherwise, then the non-prevailing party shall pay all reasonable costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees (including the allocate costs of in-hours counsel).

          19.  Governing Law. This Warrant shall be governed by the laws of the
               -------------
State of California as applied to agreements among California residents made and to be performed entirely within the State of California.


                                   INTERNET TRAVEL NETWORK



                                   By:
                                      ---------------------------------------
                                        Kenneth G. Swanton,
                                        President and Chief Executive Officer

                         Address:  445 Sherman Avenue
                                   Palo Alto, California   94306